UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020

Arena Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31161	23-2908305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6154 Nancy Ridge Drive, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 453-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Arena Pharmaceuticals,” “Arena,” “Company,” “we,” “us” and “our” refer to Arena Pharmaceuticals, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides. Arena Pharmaceuticals® and Arena® are registered service marks of Arena Pharmaceuticals, Inc.

Item 7.01 Regulation FD Disclosure.

The press release attached as Exhibit 99.1 to this Current Report contains certain additional information related to the clinical data results discussed in Item 8.01 below. We intend to discuss this information during a conference call and live webcast with the investment community on April 1, 2020, at 4:30 p.m. EDT.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Topline Results for Phase 1 Study Evaluating Etrasimod Controlled-Release Delivery Profiles

On April 1, 2020, we announced positive topline data from a Phase 1 clinical study evaluating controlled-release delivery profiles (CR) for our investigational agent, etrasimod, a highly selective, once-daily, oral sphingosine 1-phosphate (S1P) receptor modulator.

Results from the study demonstrated that CR delivery enabled a greater than 75% reduction in the average heart rate effect of etrasimod during its 4-hour monitoring period, with heart rate slowing by only low single digits from baseline with no titration. At additional measurements over 24 hours, the etrasimod CR heart rate effect was reduced or similar compared to etrasimod. Of note, the rate of change in heart rate was reduced greater than 50% with etrasimod CR delivery.

On the basis of these results, we will embark on a product development program to rapidly develop etrasimod CR and integrate it into multiple, ongoing clinical development programs. Additionally, a recently filed provisional patent application for etrasimod CR has the potential to extend patent coverage beyond that for the composition of matter plus patent term extension.

About Etrasimod

Etrasimod (APD334) is a next generation, once-daily, oral, highly selective sphingosine 1-phosphate (S1P) receptor modulator discovered by us and designed for optimized pharmacology and engagement of S1P receptor 1, 4 and 5 which may lead to an improved efficacy and safety profile.

Etrasimod provides systemic and local effects on specific immune cell types and has the potential to treat multiple immune-mediated inflammatory diseases including ulcerative colitis, Crohn's disease, eosinophilic esophagitis, atopic dermatitis, and alopecia areata.

Etrasimod, in any form, is an investigational compound that is not approved for any use in any country.

Item 9.01 Financial Statements and Exhibits. (d)   Exhibits.

Exhibit No.	Description
99.1	Press release issued April 1, 2020, reporting Positive Topline Data for Etrasimod CR
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements may be identified by words such as "designed to," "potentially," "will," "potential," "intend to," "expect to," "future," "designed for," "may," and "uniquely positioned to" and include statements about: etrasimod's potential, including to have broad utility in immune-mediated inflammatory diseases or be best-in-class; etrasimod CR and its expected clinical benefit and clinical utility; plans for development of etrasimod and etrasimod CR; and the anticipated benefits of the etrasimod CR program and the recently-filed provisional patent application for etrasimod CR. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from our expectations. Factors that could cause actual results to differ materially from the forward-looking statements include: the risk that topline data is based on preliminary analysis of key data, and such data or analysis may change following a more comprehensive review of the data, and such topline data may not accurately reflect the complete results of a particular study or trial; the risk that the results of clinical trials and other studies are subject to different interpretations and may not be predictive of future results; the risk that regulatory agencies may interpret or weigh the importance of data differently and reach different conclusions than us or others, or request additional information, or have additional recommendations or change their guidance or requirements before or after approval; the timing and outcome of research, development and regulatory review is uncertain; the risk that etrasimod, etrasimod CR or our other drug candidates may not advance in development or be approved for marketing; the risk that clinical trials and other studies may not proceed at the time or in the manner expected or at all; and the risk that the provisional patent application for etrasimod CR may not result in an issued patent and, if issued, may not have a patent term extending beyond our existing etrasimod patent portfolio. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are those disclosed in our filings with the Securities and Exchange Commission (SEC), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 27, 2020. These forward-looking statements represent our judgment as of the time of this Current Report on Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2020	Arena Pharmaceuticals, Inc.

	By:	/s/ Amit D. Munshi
Amit D. Munshi
President and Chief Executive Officer